Exhibit 99.1

FOR IMMEDIATE DISTRIBUTION

Lam Research Announces New Executive Appointments to Extend Innovation Leadership and Position the Company for Long-Term Growth

FREMONT, Calif., February 21, 2023 – Lam Research Corp. (NASDAQ: LRCX) today announced a series of changes to its management structure across operations, innovation, product groups and sales, which together are intended to further position the company to capitalize on strong future growth opportunities in the semiconductor industry. Effective March 1, 2023, new leadership appointments include Pat Lord moving into the newly created position of executive vice president and chief operating officer (COO). Vahid Vahedi will take on the role of senior vice president and chief technology officer (CTO) – succeeding Rick Gottscho, who begins a new executive leadership position at the company focused on the innovation ecosystem. In addition, Sesha Varadarajan will oversee the newly combined etch and deposition business unit, Global Products Group, and Neil Fernandes becomes senior vice president, global customer operations. Lord, Vahedi, Gottscho, Varadarajan and Fernandes will report directly to Tim Archer, president and chief executive officer at Lam.
“The criticality of semiconductors has been amplified with the accelerated digitization of the global economy. As an industry leader, Lam is committed to excellence in delivering the cutting-edge technology and operational efficiencies necessary to ensure we are well-positioned for long-term success,” said Archer. “Pat, Vahid, Rick, Sesha and Neil exemplify the Lam core values of agility, achievement, and innovation and continuous improvement. This next phase of leadership at Lam will reinforce the company’s ability to capitalize on future innovation inflections and support our customers in the 3D era of chipmaking and beyond.”
As COO, Lord will be responsible for driving operational effectiveness, productivity and business resilience in support of Lam’s long-term growth goals. Previously executive vice president of Lam’s Customer Support Business Group (CSBG) and global operations, his role will now expand to include the company’s Global Information Systems and Global Resilience, Security, and Transformation groups. This combined oversight will enable tighter integration between global operations and business transformation initiatives, advancing Lam’s ability to nimbly adapt to changing market conditions. Lord, who joined Lam in 2012 as part of the company’s acquisition of Novellus Systems, has nearly 30 years of management experience across semiconductor technologies and business.
As CTO, Vahedi will focus on driving breakthrough solutions that will define the next generation of semiconductors, ranging from dry resist technology to innovations in etch, deposition, advanced packaging and materials science that will accelerate scaling in the 3D era. Vahedi brings 27 years of technology and business leadership experience to the position. Joining Lam in 1995, Vahedi was most recently the senior vice president and general manager of Lam’s etch business where he led the development of the company’s dielectric etch, conductor and 3DIC etch innovations, and was responsible for the launch of Sense.i®, Lam’s newest and most innovative etch platform to date.

As senior vice president of the Global Products Group, Varadarajan will oversee product design, engineering and business processes to deliver industry-leading etch and deposition solutions at the right cost, quality, volume and reliability for its customers. Varadarajan has 23 years of experience in business and technology leadership at Lam, most recently serving as general manager of the company’s deposition product group. Previously, he held a range of other senior leadership positions at the company.
Previously global vice president of customer operations, in his new role, Fernandes will lead sales and customer operations across Lam’s global footprint. He joined the company in 2012 following the acquisition of Novellus Systems. Fernandes has over 30 years of experience in semiconductor equipment business and has held a range of leadership positions in sales operations, marketing and technology. Fernandes succeeds Scott Meikle, who after six years at Lam, has decided to retire.
Additional information and biographies of the Lam management team are available at www.lamresearch.com.
About Lam Research
Lam Research Corporation (NASDAQ: LRCX) is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam’s equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research is a FORTUNE 500® company headquartered in Fremont, California, with operations around the globe. Learn more at www.lamresearch.com.

Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: the ability of the new executive appointments to extend our innovation leadership, position us for long-term growth, or position us to capitalize on growth opportunities in the semiconductor industry; the strength of those future growth opportunities; the criticality of semiconductors to the global economy; our commitment to delivering the cutting-edge technology and operational efficiencies; our ability to position ourselves for long-term success; the effects of our leadership changes; our ability to capitalize on future innovation inflections and support our customers; the roles and responsibilities of our executives; our ability to integrate global operations and business transformation initiatives and the effects of such integration on our ability to adapt to changing market conditions; our ability to achieve breakthrough solutions to define the next generation of semiconductors; and our ability to accelerate scaling in the 3D era; our ability to deliver industry leading etch and deposition solutions at the right cost, quality, volume, and reliability for its customers. Some factors that may affect these forward-looking statements include: trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; supply chain cost increases and other inflationary pressures have impacted and are expected to continue to impact our profitability; supply chain disruptions have limited and are expected to continue to limit our ability to meet demand for our products; the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 26, 2022 and our quarterly report on

Form 10-Q for the fiscal quarter ended December 25, 2022. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

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Company Contacts

Laura Bakken
Public Relations
(510) 972-5029
publicrelations@lamresearch.com

Ram Ganesh
Investor Relations
(510) 572-1615
investor.relations@lamresearch.com